EXHIBIT 32.2

CERTIFICATION PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of eBullion, Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)	the accompanying Quarterly Report on Form 10-Q of the Registrant for the quarter ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 12, 2015

	By:	/s/ Chui Chui Li
Name: Chui Chui Li
Title: Chief Financial Officer
(Principal Financial Officer)